                                                                    EXHIBIT 10.2

                            AMENDMENT NUMBER ONE TO
              AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

          THIS AMENDMENT NUMBER ONE TO AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "Amendment"), dated as of April 10, 2000, is entered into among SM&A CORPORATION, a California corporation (the "Borrower"), the Lenders, and MELLON BANK, N.A., as agent for the Lenders, (in such capacity, the "Agent"), and WELLS FARGO BANK, N.A., as co-agent for the Lenders (in such capacity, "Co-Agent") in light of the following:

          WHEREAS, Borrower, Lenders, Agent, and Co-Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of June 7, 1999 (as from time to time amended, modified, supplemented, renewed, extended, or restated, including without limitation, by this Amendment, the "Agreement"); and

          WHEREAS, Borrower has requested that Agent, Co-Agent, and the Lenders amend the Agreement as set forth herein; and

          WHEREAS, Agent, Co-Agent, and the Lenders are willing to so amend the Agreement;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  Initially capitalized terms used herein have the
              --------------
meanings defined in the Agreement unless otherwise defined herein.

          2.  Amendments to Agreement.
              -----------------------

              (a)  Section 1.1 of the Agreement hereby is amended by adding or
                   -----------
modifying, as the case may be, the following definitions:

               "Amendment Number One":  That certain Amendment Number One to
                --------------------
          Amended and Restated Credit and Security Agreement dated as of April 10, 2000, between Borrower, Agent, and Co-Agent, including any attachments thereto.

               "EBITDA":  For any period, Borrower's consolidated net earnings
                ------
          (or loss) less the amount of any extraordinary gains, and before interest expense, provision for income taxes, depreciation, and amortization expense.

               "Fixed Charge Coverage Ratio":  For any date of determination, on
                ---------------------------
          a consolidated basis, the ratio of:  (a) the sum of (i) EBITDA, minus,
                                                                          -----

          (ii) Capital Expenditures (net of the capitalized portion of leasehold improvements to the extent reimbursed by Borrower's landlords under any tenant improvement allowance), minus, (iii) provision for income
                                             -----
          taxes, in each case under this clause (a), for the 12 month period ending on such date of determination in accordance with GAAP; to (b) the sum of (i) Interest Expense, plus (ii) scheduled payments of
                                           ----
          principal of long-term Indebtedness, plus (iii) scheduled payments in
                                               ----
          respect of capitalized lease obligations, in each case under this clause (b) with the exception of item (i), for the 12 month period
          ----------                       --------
          following such date of determination for said period in accordance with GAAP, and, with respect to item (i), for the 12 month period
                                          --------
          ending on such date of determination for said period in accordance with GAAP.

               "Maturity Date":  December 31, 2001.
                -------------

               "Net Profitability":  As of any date of determination, the net
                -----------------
          income of the Borrower and its Subsidiaries determined on a consolidated basis in accordance with GAAP.

               "Permitted Acquisition":  Any Acquisition that is approved by the
                ---------------------
          Required Lenders.

               "Stock Pledge Agreement":  that certain Stock Pledge Agreement,
                ----------------------
          dated as of the date of Amendment Number One, among Borrower, Agent, and Co-Agent.

               (b)  The definition of "Applicable Margin" contained in
Section 1.1 of the Agreement is hereby amended (i) such that each reference to
-----------
subsection 6.1(a)(ii) means and refers to subsection 6.1(a)(iii), (ii) such that
---------------------                     ----------------------
each reference to subsection 6.1(a)(iii) means and refers to subsection
                  ----------------------                     ----------
6.1(a)(iv), and (iii) by amending and restating the table set forth in such
----------
definition in its entirety to read as follows:



                           Level I           Level II         Level III         Level IV         Level V            Level VI
                         ------------      ------------      ------------     ------------     ------------       ------------
Indebtedness/EBITDA      less than         greater than      greater than     greater than     greater than       greater than
                         or equal to       1.00:1.00 and     1.50:1.00 and    2.00:1.00 and    3.00:1.00 and      4.00:1.00
                         1.00:1.00         less than or      less than or     less than or     less than or
                                           equal to          equal to         equal to         equal to
                                           1.50:1.00         2.00:1.00        3.00:1.00        4.00:1.00

Libor Rate Portion       125 bps           150 bps           175 bps          200 bps          300 bps            350 bps

Prime Rate Portion       0 bps             0 bps             0 bps            0 bps            50 bps             100 bps


               (c) The definition of "Applicable Unused Line Rate" contained in Section 1.1 of the Agreement is hereby amended (i) such that each reference
   -----------
to subsection 6.1(a)(ii) means and refers to subsection 6.1(a)(iii), (ii) such
   ---------------------                     ---------------------
that each reference to subsection 6.1(a)(iii) means and refers to subsection
                       ----------------------                     ----------
6.1(a)(iv), and (iii) by amending and restating the table set forth in such
----------
definition in its entirety to read as follows:

                           Level I           Level II         Level III         Level IV         Level V            Level VI
                         ------------      ------------      ------------     ------------     ------------       ------------
Indebtedness/            less than         greater than      greater than     greater than     greater than       greater than
 EBITDA Ratio            or equal to       1.00:1.00 and     1.50:1.00 and    2.00:1.00 and    3.00:1.00 and      4.00:1.00
                         1.00:1.00         less than or      less than or     less than or     less than or
                                           equal to          equal to         equal to         equal to
                                           1.50:1.00         2.00:1.00        3.00:1.00        4.00:1.00

Unused Line Rate         20 bps            25 bps            25 bps           30 bps           35 bps             40 bps

                (b) Section 2.1(b)(i) of the Agreement hereby is amended and
                    -----------------
restated in its entirety to read as follows:

                (i) On September 30, 2000, the Revolving Commitment shall be permanently reduced by $5,000,000, and on December 31, 2000, the Revolving Commitment shall be permanently reduced by an additional $5,000,000. Upon the effectiveness of each such reduction in the Revolving Commitment, (A) to the extent that the aggregate outstanding Obligations exceeds the Revolving Commitment, the amount of such excess shall be immediately due and payable, without notice, in accordance with Section 2.5(a), and (B) each Lender's Commitment shall be reduced
              --------------
         ratably.

                (e) Section 2.5(a) of the Agreement is amended and restated in
                    --------------
its entirety to read as follows:

                (a) Mandatory Repayments.
                    ---------------------

                (i) If, at any time and from time to time (in any such case in accordance with the terms and conditions contained herein), (A) Borrower shall issue and sell any Stock of Borrower, or (B) Borrower shall sell or otherwise dispose of any of its assets, then Borrower shall make a mandatory repayment of the Obligations, in any such case, in an amount equal to the amount of proceeds (net of any reasonable and customary fees, commissions, expenses, and other costs paid by Borrower in connection therewith, other than those payable to any Affiliate of Borrower) ("Net Issuance Proceeds") received by Borrower from such issuance and sale of Stock or such sale of assets, as the case may be.

                (ii) If at any time the aggregate outstanding Obligations exceed the Revolving Commitment then in effect, including, but not limited to, as a result of a permanent reduction in the Revolving Commitment required under Section 2.1(b) hereof, the Borrower shall immediately
                        --------------
         repay the excess to the Agent for the ratable benefit of the Lender Group.

               (ii) The aggregate principal amount of the Revolving Loans outstanding on the Maturity Date, together with accrued interest thereon, shall be due and payable in full on the Maturity Date.

               (f)  Section 6.1(a)(ii) of the Agreement hereby is amended by (i)
                    ------------------
deleting the first (and only) occurrence of "Borrower's unaudited consolidated balance sheet" and inserting "Borrower's unaudited consolidated and consolidating balance sheet" in lieu thereof, and (ii) deleting the first (and only) occurrence of "related unaudited consolidated statement of income and retained earnings" and inserting "related unaudited consolidated and consolidating statement of income and retained earnings" in lieu thereof.

               (g)  Section 6.1(a) of the Agreement hereby is amended by re-
                    --------------
designating subdivision (iv) thereunder as subdivision (v), re-designating
            ----------------               ---------------
subdivision (iii) thereunder as subdivision (iv), amending such newly designated
-----------------               ----------------
subdivision (iv) by replacing each occurrence of "subdivision (i) and (ii)
----------------
above" in such subdivision with "subdivision (i), (ii), and (iii) above", and by adding the following to Section 6.1(a) as a new subdivision (iii):
                        --------------          -----------------

               (iii) as soon as available, but in any event within 30 days after the end of each month, the Borrower's unaudited consolidated and consolidating balance sheet of itself and its consolidated Subsidiaries as at the end of such period and the related unaudited consolidated and consolidating statement of income and retained earnings (or comparable statement) and changes in financial position and cash flow for such period and year to date, setting forth in each case in comparative form, if available, the figures as at the end of the previous fiscal year as to the balance sheet and the figures for the previous corresponding period as to the other statements, certified by the Chief Financial Officer of the Borrower as being fairly stated in all material respects subject to year end adjustments; all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail acceptable to the Agent and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants and disclosed therein);

               (h)  Section 6.1 of the Agreement hereby is amended by adding the
                    -----------
following thereto as a new subsection (l):
                           --------------

               (l) Interest Rate Protection.  Borrower shall, at all times from
                   ------------------------
         and after the date that is 60 days after the First Amendment, have in effect an interest rate protection policy satisfactory to Agent, including, without limitation, maintaining a fixed interest rate through the Maturity Date on not less than 50% of the Revolving Commitments.

               (i) Section 6.2(b) of the Agreement hereby is amended and
                   --------------
restated in its entirety to read as follows:

               (b) Maximum Leverage.  The Borrower will not permit the ratio of
                   ----------------
          Indebtedness, as of the last day of each fiscal quarter set forth below, to EBITDA for the four consecutive fiscal quarters then ending, to be greater than maximum ratio corresponding thereto:


              Fiscal Quarter Ending                                Maximum Ratio
              ------------------------------------------------------------------
              March 31, 2000                                           5.00:1.00
              ------------------------------------------------------------------
              June 30, 2000                                            6.00:1.00
              ------------------------------------------------------------------
              September 30, 2000                                       4.00:1.00
              ------------------------------------------------------------------
              December 31, 2000, and the last day of each fiscal       3.00:1.00
               quarter thereafter
              ------------------------------------------------------------------


                (j)  Section 6.2(c) of the Agreement hereby is amended and
                     --------------
restated in its entirety to read as follows:

                (c) Minimum Fixed Charge Coverage Ratio.  The Borrower will not
                    -----------------------------------
          permit the Fixed Charge Coverage Ratio, as of the last day of each fiscal quarter set forth below, for the period of four consecutive fiscal quarters then ending to be less than minimum ratio corresponding thereto:

              Fiscal Quarter Ending                                Minimum Ratio
              ------------------------------------------------------------------
              March 31, 2000                                           1.10:1.00
              ------------------------------------------------------------------
              June 30, 2000, and the last day of each fiscal           1.25:1.00
               quarter thereafter
              ------------------------------------------------------------------

               (k) Section 6.2(j) of the Agreement hereby is amended and
                   --------------
restated in its entirety to read as follows:

               (j) Dividends.  Authorize, declare or pay any dividends or other
                   ---------
          distributions on its capital stock or redeem, repurchase or acquire any shares of its capital stock.

               (l) Section 6.2 of the Agreement hereby is amended by adding the
                   -----------
following thereto as a new subsection (q):
                           --------------

               (q) Capital Expenditures.  Make or incur any Capital Expenditure
                   --------------------
          if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrower and its Subsidiaries, collectively, in any fiscal year of the Borrower would exceed $1,500,000.

           3.   Representations and Warranties. Borrower represents and warrants
                ------------------------------
to the Lender Group as follows: (a) The execution, delivery, and performance by Borrower of this Amendment has been duly authorized by all necessary corporate and other action and do not and will not require by the Borrower any registration with, consent or approval of, or notice to or action by, any Person in order to be effective and enforceable, (b) the Agreement, as amended by this Amendment, constitutes the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, without defense, counterclaim, or offset, (c) the representations and warranties of the Borrower in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date), and (d) to the Borrower's actual knowledge, no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Borrower or the Lender Group.

           4.   Conditions Precedent. This Amendment shall not be effective
                --------------------
until the following conditions precedent are satisfied (or waived by the Lender Group in their sole and absolute discretion):

                (a) Agent shall have received the following documents, duly executed by the parties thereto, and the same shall be in full force and effect:

                     (i)  this Amendment

                     (ii) the Stock Pledge Agreement, together with the original shares of Stock that are the subject of the Liens created thereunder and stock powers, executed in blank, with respect thereto.

         (b) Agent shall have received, for the ratable benefit of the Lenders, an amendment fee in the amount of $250,000;

         (c) the Stock Pledge Agreement, together with the original shares of Stock that are the subject of the Liens created thereunder and stock powers, executed in blank, with respect thereto;

     5.  Effect on Agreement.  Except as herein expressly amended or modified by
         -------------------
this Amendment, all terms, covenants and provisions of the Agreement are and shall remain in full force and effect and all references therein to the Agreement shall henceforth refer to the Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Agreement.

     6.  Entire Agreement.  This Amendment, together with the Agreement and the
         ----------------
other Loan Documents, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in writing executed by both of the parties hereto.

     7.  Severability.  If any term or provision of this Amendment shall be
         ------------
deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Agreement, respectively.

     8.  Counterpart; Telefacsimile Execution.  This Amendment may be executed
         ------------------------------------
in any number of counterparts and by separate parties on different counterparts, each of which shall be deemed an original, and all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

                 [Remainder of page left intentionally blank.]

          IN WITNESS HEREOF, this Amendment has been executed and delivered as of the date first set forth of above.

                                             BORROWER:
                                             ---------
                                             SM&A CORPORATION


                                             By: /s/ Michael Piraino
                                                ---------------------------
                                             Name:  Michael Piraino
                                             Title:  President

                                             AGENT:
                                             ------
                                             MELLON BANK, N.A., as Agent


                                             By: /s/ Richard M. McNiven
                                                ---------------------------
                                             Name:  Richard M. McNiven
                                             Title:  Vice President

                                             CO-AGENT:
                                             ---------
                                             WELLS FARGO BANK, N.A., as Co-Agent



                                             By: /s/ Richard LaPoint
                                                ---------------------------
                                             Name:  Richard LaPoint
                                             Title:  Vice President

                                             LENDERS:
                                             --------
                                             MELLON BANK, N.A.



                                             By:  /s/ Richard M. McNiven
                                                ---------------------------
                                             Name:  Richard M. McNiven
                                             Title:  Vice President


                                             WELLS FARGO BANK, N.A.



                                             By:  /s/ Richard LaPoint
                                                ---------------------------
                                             Name:  Richard LaPoint
                                             Title:  Vice President


                                             IMPERIAL BANK



                                             By:  /s/ Jamie Harney
                                                ---------------------------
                                             Name:  Jamie Harney
                                             Title:  Vice President